                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934


       Date of Report (Date of earliest event reported): February 10, 2006



                              TB WOOD'S CORPORATION
             (Exact name of registrant as specified in its charter)



       DELAWARE                      1-14182                  25-1771145
(State of incorporation)           (Commission               (IRS Employer
                                    File Number)           Identification No.)

                 440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA    17201
                   (Address of principal executive office) (Zip Code)


                                  717-264-7161
              (Registrant's telephone number, including area code)

                                    No Change
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 10, 2006, the Board of Directors elected Michael Zimmerman as a member of the Company's Board of Directors, effective immediately. Mr. Zimmerman has been named to the Audit and the Compensation Committees of the Board of Directors. There are no arrangements or understandings between Mr. Zimmerman and any other persons pursuant to which he was selected as a director, and there are no reportable transactions under Item 404(a) of Regulation S-K. Mr. Zimmerman will stand for election at the Company's 2006 annual meeting of stockholders.

In addition, the Board of Directors appointed Thomas Foley as Chairman of the Company's Board of Directors on February 10, 2006.

A copy of the press release announcing the appointment of Mr. Foley as Chairman and Mr. Zimmerman as director is incorporated herein by reference and attached hereto as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1          Press Release of TB Wood's Corporation dated February 16, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TB WOOD'S CORPORATION


                                    By /s/ Joseph C. Horvath
                                    --------------------------------------------
                                    Vice President-Finance
                                    (Principal Financial and Accounting Officer)

                                    Date: February 16, 2006